                                                                   Exhibit 10.15

                                OMNIBUS AMENDMENT

     This Omnibus Amendment, dated as of May 15, 2002 (this "Amendment"), is among ROWE FURNITURE, INC., a Virginia corporation ("Rowe Furniture"), THE ROWE COMPANIES, a Nevada corporation ("Rowe Companies"), THE MITCHELL GOLD CO., a North Carolina corporation, ROWE PROPERTIES, INC., a California corporation, STOREHOUSE, INC., a Georgia corporation, HOME ELEMENTS, INC., a Virginia corporation, ROWE DIVERSIFIED, INC., a Delaware corporation, and ROWE FURNITURE WOOD PRODUCTS, INC. (formerly known as The Wexford Collection, Inc.), a California corporation ("Guarantors"), ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (the "Lessor"), certain financial institutions parties hereto as a lender (individually, a "Lender" and collectively, the "Lenders") and SUNTRUST BANK (as successor to Crestar Bank), a Georgia banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                                   BACKGROUND

     1. Rowe Furniture, the Guarantors, the Lessor, the Lenders and the Agent are parties to that certain Master Agreement, dated as of August 27, 1999, as amended by the First Modification to Synthetic Lease Financing Operative Documents, dated as of October 11, 2000 (the "Master Agreement").

     2. The Lessor, Rowe Furniture and certain subsidiaries of Rowe Furniture that may become parties thereto are parties to that certain Master Lease Agreement, dated as of August 27, 1999, as amended by the First Modification to Synthetic Lease Financing Operative Documents, dated as of October 11, 2000 (the "Lease").

     3. The Lessor and Rowe Furniture are parties to that certain Construction Agency Agreement, dated as of August 27, 1999, as amended by the First Modification to Synthetic Lease Financing Operative Documents, dated as of October 11, 2000 (the "Construction Agency Agreement").

     4. The Lessor, the Lenders and the Agent are parties to that certain Loan Agreement, dated as of August 27, 1999, as amended by the First Modification to Synthetic Lease Financing Operative Documents, dated as of October 11, 2000 (the "Loan Agreement")

     5. The parties hereto desire to amend the Master Agreement, the Lease and the Loan Agreement in certain respects as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Master Agreement.

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     SECTION 2. Covenants. The Master Agreement is hereby amended by deleting
Section 5.1(k) thereof in its entirety. The parties hereto hereby agree that the covenants and continuing agreements set forth in Section 9.3 of the Fleet Loan Agreement (as hereinafter defined), together with the defined terms used therein, each as in effect on the date hereof, are hereby incorporated by reference as if fully set forth herein. In the event that the Fleet Loan Agreement is amended or terminated after the date hereof, Rowe Furniture shall promptly notify the Agent thereof in writing, which notice shall be accompanied by the form of such amendment or of any replacement loan or credit agreement, as applicable. If requested by the Required Funding Parties, those portions of the amendment to, or replacement of, the Fleet Loan Agreement as are designated by the Required Funding Parties shall amend or replace the covenants incorporated herein by reference. Unless amended or replaced pursuant to the foregoing sentence, or otherwise with the written agreement of the Required Funding Parties, the covenants and definitions incorporated herein by reference shall be those covenants and definitions as they exist on the date of this Amendment, and shall continue as such, notwithstanding any subsequent amendment or waiver thereof or any subsequent termination of the Fleet Loan Agreement.

     The following definition shall be added to Appendix A, in appropriate alphabetical order:

          "Fleet Loan Agreement" means the Loan and Security Agreement, dated as of May 15, 2002, among The Rowe Companies, Rowe Diversified, Inc., Rowe Elements, Inc., Rowe Furniture Wood Products, Inc., Rowe Properties, Inc., Storehouse, Inc., Rowe Furniture, Inc., The Mitchell Gold Co., the various financial institutions party thereto and Fleet Capital Corporation, as Agent.

     SECTION 3. Indemnity. Section 7.6 of the Master Agreement is hereby deleted in its entirety.

     SECTION 4. Basic Rent. The definition of "Basic Rent" that appears in Appendix A is hereby amended by adding the following clause at the end thereof:
", plus (C) the Amortization Amount for such Payment Date".

     Appendix A is further amended by adding the following definitions thereto, in appropriate alphabetical order:

          "Amortization Amount" means, with respect to (1) any Monthly Payment Date, (i) $22,500 for each Monthly Payment Date occurring prior to December 1, 2002 and (ii) $45,000 for each Monthly Payment Date occurring on or after December 1, 2002. (2) any Free Cash Mandatory Payment Date, an amount equal to 45% of the Free Cash Flow for the fiscal quarter related to such Free Cash Mandatory Payment Date, provided, however, that the Lessees shall not be required to make a payment pursuant to the foregoing clause (2) to the extent that, after giving effect to such payment, (a) the Consolidated Fixed Charge Coverage Ratio (as defined in the Fleet Loan Agreement as in effect on the date of the

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     Omnibus Amendment) calculated for the related Calculation Period would be less than 1.10 to 1.00 or (b) the Availability, as defined in the Fleet Loan Agreement, as in effect on the date of the Omnibus Amendment is less than $8,000,000, and (3) for the Reserve Payment Date, the Sylmar Escrow Prepayment of $225,000; and provided, further, that once the Amortizing Portion of the Funded Amounts has been reduced to zero, the Amortization Amount for any Payment Date shall be zero.

          "Amortizing Portion" means, as of any date, the aggregate Funded Amounts outstanding on such date, minus the Non-Amortizing Portion (provided that such amount shall never be less than zero). The Amortizing Portion as of the date of the Omnibus Amendment, and after giving effect to the payments contemplated thereby, is $8,220,962.81, and shall not increase.

          "Calculation Period" means (i) for the fiscal quarter ending on the date closest to May 31, 2002, the fiscal quarter ending on such date, (ii) for the fiscal quarter ending on the date closest to August 31, 2002, the two consecutive fiscal quarters ending on that date, (iii) for the fiscal quarter ending on the date closest to November 30, 2002, the three consecutive fiscal quarters ending on that date and (iv) for any fiscal quarter ending on a date after November 30, 2002, the four consecutive fiscal quarters ending on that date.

          "Free Cash Flow" means, for any fiscal quarter, an amount equal to (A)
     (1) the sum of (i) Consolidated EBITDA (as defined in the Fleet Loan Agreement as in effect on the date of the Omnibus Amendment) for such quarter, minus (ii) Capital Expenditures paid during such quarter, minus
     (iii) cash tax payments made during such quarter, divided by (2) 1.1, minus
     (B) the Consolidated Fixed Charges (as defined in the Fleet Loan Agreement as in effect on the date of the Omnibus Amendment) for such fiscal quarter.

          "Free Cash Mandatory Payment Date" means the earlier of 10 days after the delivery by Rowe Companies of its financial statements for any fiscal quarter and 55 days (or 100 days in the case of the last fiscal quarter of each fiscal year) after the end of each fiscal quarter, commencing with the fiscal quarter ending on the date closest to May 31, 2002.

          "Monthly Payment Date" means (i) the first Business Day of each calendar month, commencing with June 1, 2002 and (ii ) the date of the Omnibus Amendment.

          "Non-Amortizing Portion" means an amount equal to $15,251,660.90, which shall not be decreased unless the Funded Amounts are paid in full on or after the date due.

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          "Omnibus Amendment" means that certain Omnibus Amendment, dated as of
     May 15, 2002, among Rowe Furniture, the Guarantors, the Lessor, the Lenders and the Agent.

          "Reserve Payment Date" means the earlier of (i) June 15, 2002 and (ii) the date all of the funds subject to the Sylmar Escrow are released.

          "Sylmar Escrow" means the escrow of $500,000 of the proceeds of the refinancing of the property owned by Rowe Furniture, or any of the Guarantors, or any Subsidiary of any of the foregoing, located at 15148 Bledsoe Street, Sylmar, California, which escrow is to secure the payment of certain repairs to the extent such repairs relate to conditions existing on the date of the Omnibus Amendment, but excluding an additional escrow for roof repairs and skylight repairs in the amount of $215,058.75.

          "Sylmar Escrow Prepayment" means the payment of $225,000 from the Sylmar Escrow to be made on the Reserve Payment Date as provided in the definition of Amortization Amount.

     SECTION 5. Base Term. The definition of "Base Term" that appears in Appendix A is hereby amended by deleting the phrase "August 27, 2004" where it appears in clause (a) thereof and substituting therefor the phrase "the earlier of (i) December 1, 2003 and (ii) the date of any sale, transfer or other disposition of The Mitchell Gold Co., whether by stock or asset sale, or of any division of Rowe Furniture's business (other than mergers or consolidations of any Subsidiary of Rowe Furniture with another Subsidiary of Rowe Furniture).

     SECTION 6. Remarketing Option. Section 14.6 of the Lease is hereby deleted in its entirety. Any reference in the Operative Documents to the Remarketing Option shall be of no force or effect. Rowe Furniture hereby unconditionally agrees that it shall be obligated to exercise the Purchase Option pursuant to
Section 14.1 of the Lease on the Lease Termination Date. The definition of "Recourse Deficiency Amount" set forth in Appendix A is hereby deleted in its entirety.

     SECTION 7. Interest; Yield. Section 2.4(a) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and substituting therefor the following: "Each Lender's pro rata share of the Non-Amortizing Portion of the Funded Amounts shall bear interest during each Rent Period at a rate equal to the sum of the Prime Rate, computed using the actual number of days elapsed in a 360 day year, plus (ii) 1.00% per annum. Each Lender's pro rata share of the Amortizing Portion of the Funded Amounts shall bear interest during each Rent Period at a rate equal to the sum of (i) the Prime Rate computed using the actual number of days elapsed in a 360 day year plus (ii) 3.00% per annum, until the date upon which the Amortizing Portion has been reduced to $6,323,000 or less, 2.00% per annum until the date upon which the Amortizing Portion has been reduced to $4,073,000 or less, and 1.00% per annum thereafter.

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     The Lessor Side Letter is hereby amended to provide that Yield on the
Lessor's Invested Amount shall be calculated at the same rate as the interest rate on the Loans (it being understood that the Lessor's Invested Amount shall be allocated on a pro rata basis to the Amortizing Portion and the Non-Amortizing Portion).

     Notwithstanding anything to the contrary set forth in the Operative Documents, LIBOR Advances shall not be available; all of the Funded Amounts shall be Prime Rate Advances.

     The definition of "Rent Period" that appears in Appendix A is hereby amended by deleting it in its entirety and substituting therefor the following:

          "Rent Period" means each period from, and including, a Monthly Payment Date, to, but excluding, the next succeeding Monthly Payment Date.

     The definition of "Payment Date" that appears in Appendix A is hereby amended by deleting it in its entirety and substituting therefor the following:

          "Payment Date" means each Monthly Payment Date, each Free Cash Mandatory Payment Date and the Reserve Payment Date.

     SECTION 8. Distribution of Rent Payments. Section 3.1(a) of the Loan Agreement is hereby amended by adding the following sentence at the beginning thereof: "Each payment of an Amortization Amount with respect to any Leased Property received by the Agent shall be distributed to the Funding Parties on a pro rata basis (based on such party's outstanding Funded Amount) to be applied to reduce such Funding Party's Funded Amount; all payments of Amortization Amounts shall be applied to reduce the Amortizing Portion." The second sentence of Section 3.1(a) of the Loan Agreement is hereby amended by adding the phrase "that does not constitute an Amortization Amount" after the phrase "payment of Basic Rent" where it appears therein.

     Sections 3.3 and 3.4 of the Loan Agreement are hereby deleted in their entirety.

     Section 3.5(a) of the Loan Agreement is hereby amended by(i) deleting the word "Lenders" where it appears in clause second thereof and substituting therefor the phrase "Funding Parties", (ii) deleting clause third thereof in its entirety and (iii) changing clause fourth to clause third.

     SECTION 9. Cross Default. Paragraph (e) of Article XII of the Lease is hereby amended by deleting the text thereof in its entirety, and substituting therefor the following: "Any Obligor shall default in any payment of principal of, or interest on, any Indebtedness or in the payment of any Guarantee Obligation beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created, or default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any

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instrument or agreement evidencing, securing or related thereto, and the effect of such default is to cause, or to permit the holder of such Indebtedness or Guarantee Obligation to cause, such Indebtedness to become due or require to be purchased, redeemed or otherwise defeased prior to its stated maturity;".

     SECTION 10. Construction Agency Agreement. The parties hereto hereby acknowledge that the construction of all of the Leased Properties has been completed and that, therefore, the terms and provisions of the Construction Agency Agreement are no longer in effect.

     SECTION 11. Payment on the Date Hereof. On the date hereof, the Lessee shall make a payment to the Agent in the amount of $1,527,370.29, plus the Amortization Amount due on the date hereof, which amount shall be distributed to the Funding Parties, on a pro rata basis, for application to their Funded Amounts.

     SECTION 12. Prepayment. Section 2.6 of the Loan Agreement is hereby amended by deleting the phrase "a Construction Failure Payment" where it appears therein and substituting therefor the phrase "an Amortization Amount".

     SECTION 13. Reaffirmation of Guaranty. Each Guarantor hereby affirms that the Guaranty remains in full force and effect, and that such Guaranty continues to be secured by the collateral pledged in connection therewith, after giving effect to this Amendment.

     SECTION 14. Subordinated Liens. Notwithstanding anything to the contrary in the Operative Documents, the Funding Parties hereby consent to the granting by Lessee of a Lien on its interest in the Leased Properties to secure its obligations under the Fleet Loan Agreement and the Amended and Restated Credit Agreement, dated as of May 15, 2002, with Bank of America, N.A., provided that such Lien is subject and subordinate to the Lease and the other Operative Documents in a manner, and pursuant to documentation, reasonably satisfactory to the Agent.

     SECTION 15. Sole Lender. As of the date of this Amendment, SunTrust Bank is the sole Lender.

     SECTION 16. Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia. This Amendment may be executed by the parties hereto in separate counterparts (including by facsimile) each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement. Each of the Master Agreement, the Lease and the Loan Agreement, as amended hereby, remains in full force and effect. Any reference to the Master Agreement, the Lease or the Loan Agreement from and after the date hereof shall be deemed to refer to the Master Agreement, the Lease or the Loan Agreement, as the case may be, as amended hereby, unless otherwise expressly stated. Rowe Furniture shall promptly pay, or shall reimburse the Agent for, all out-of-pocket costs and expenses incurred by the Agent in connection with this Amendment, including, without limitation, reasonable legal fees and expenses.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the year first above written.

                                         ROWE FURNITURE, INC., as Lessee


                                         By: /s/ Garry W. Angle
                                             -----------------------------------
                                         Name Printed: Garry W. Angle
                                         Title: Asst. Secretary


                                         THE ROWE COMPANIES, as a Guarantor


                                         By: /s/ Garry W. Angle
                                             -----------------------------------
                                         Name Printed: Garry W. Angle
                                         Title: Vice President-Treasury ______


                                         THE MITCHELL GOLD CO. as a Guarantor


                                         By: /s/ Garry W. Angle
                                             -----------------------------------
                                         Name Printed: Garry W. Angle
                                         Title: Asst. Secretary


                                         ROWE PROPERTIES, INC., as a Guarantor


                                         By: /s/ Garry W. Angle
                                             -----------------------------------
                                         Name Printed: Garry W. Angle
                                         Title: Asst. Secretary


                                         STOREHOUSE, INC., as a Guarantor


                                         By: /s/ Garry W. Angle
                                             -----------------------------------
                                         Name Printed: Garry W. Angle
                                         Title: Asst. Secretary

                                                               OMNIBUS AMENDMENT

                                      S-l

                                         HOME ELEMENTS, INC., as a Guarantor


                                         By: /s/ Garry W. Angle
                                             -----------------------------------
                                         Name Printed: Garry W. Angle
                                         Title: Asst. Secretary


                                         ROWE DIVERSIFIED, INC., as a Guarantor


                                         By: /s/ Garry W. Angle
                                             -----------------------------------
                                         Name Printed: Garry W. Angle
                                         Title: Treasurer


                                         ROWE FURNITURE WOOD PRODUCTS, INC.,
                                         as a Guarantor


                                         By: /s/ Garry W. Angle
                                             -----------------------------------
                                         Name Printed: Garry W. Angle
                                         Title: Asst. Secretary


                                         SUNTRUST BANK, as Lender and as Agent


                                         By: /s/ Illegible
                                             -----------------------------------
                                         Name Printed:
                                                       -------------------------
                                         Title:
                                                --------------------------------


                                         ATLANTIC FINANCIAL GROUP, LTD.,
                                         as Lessor

                                         By: Atlantic Financial Managers, Inc.,
                                             its General Partner


                                             By:
                                                 -------------------------------
                                             Name Printed:
                                                           ---------------------
                                             Title:
                                                    ----------------------------

                                                               OMNIBUS AMENDMENT

                                       S-2

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                                         HOME ELEMENTS, INC., as a Guarantor


                                         By:
                                             -----------------------------------
                                         Name Printed:
                                                       -------------------------
                                         Title:
                                                --------------------------------


                                         ROWE DIVERSIFIED, INC., as a Guarantor


                                         By:
                                             -----------------------------------
                                         Name Printed:
                                                       -------------------------
                                         Title:
                                                --------------------------------


                                         ROWE FURNITURE WOOD PRODUCTS, INC.,
                                         as a Guarantor


                                         By:
                                             -----------------------------------
                                         Name Printed:
                                                       -------------------------
                                         Title:
                                                --------------------------------


                                         SUNTRUST BANK, as Lender and as Agent


                                         By:
                                             -----------------------------------
                                         Name Printed:
                                                       -------------------------
                                         Title:
                                                --------------------------------


                                         ATLANTIC FINANCIAL GROUP, LTD.,
                                         as Lessor

                                         By: Atlantic Financial Managers, Inc.,
                                             its General Partner


                                             By: /s/ Stephen S. Brookshire
                                                 -------------------------------
                                             Name Printed: Stephen S. Brookshire
                                             Title: President

                                                               OMNIBUS AMENDMENT

                                       S-2